The Brinsmere Fund - Conservative ETF
Schedule of Investments
December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 96.8% (a)	Shares	Value
Commodities Broad Basket - 1.5%
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	180,589	$3,566,633
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	54,856	712,579
		4,279,212

Domestic Equity - 36.4%
Invesco S&P 500 Equal Weight ETF	165,688	29,033,508
iShares Core S&P Mid-Cap ETF	64,731	4,033,389
iShares Core S&P Small-Cap ETF	34,468	3,971,403
iShares Russell Mid-Cap Growth ETF	32,014	4,057,774
Real Estate Select Sector SPDR Fund	96,066	3,907,004
SPDR S&P 500 ETF Trust	7,182	4,209,227
Vanguard Growth ETF	41,320	16,959,381
Vanguard Mega Cap Growth ETF	37,307	12,811,597
Vanguard Small-Cap ETF	32,899	7,904,972
Vanguard Small-Cap Growth ETF	14,387	4,029,223
Vanguard Value ETF	73,746	12,485,198
		103,402,676

Domestic Fixed Income - 46.8%
iShares 20+ Year Treasury Bond ETF	19,091	1,667,217
iShares iBoxx $ High Yield Corporate Bond ETF	76,159	5,989,905
iShares MBS ETF	183,579	16,830,523
Vanguard Intermediate-Term Bond ETF	176,100	13,159,953
Vanguard Intermediate-Term Corporate Bond ETF	201,359	16,163,087
Vanguard Long-Term Corporate Bond ETF	109,649	8,199,552
Vanguard Short-Term Bond ETF	329,698	25,475,764
Vanguard Short-Term Corporate Bond ETF	109,462	8,539,131
Vanguard Short-Term Treasury ETF	637,532	37,091,612
		133,116,744

Foreign Equity - 9.1%
iShares MSCI China ETF	131,677	6,170,384
iShares MSCI Emerging Markets ex China ETF	151,948	8,425,516
Vanguard FTSE Europe ETF	89,408	5,674,726
Vanguard FTSE Pacific ETF	80,172	5,695,419
		25,966,045

Foreign Fixed Income - 3.0%
Vanguard Total International Bond ETF	171,911	8,432,235
TOTAL EXCHANGE TRADED FUNDS (Cost $263,645,903)		275,196,912

SHORT-TERM INVESTMENTS - 3.2%		Value
Money Market Funds - 3.2%	Shares
First American Treasury Obligations Fund - Class X, 4.40% (b)	9,228,973	9,228,973
TOTAL SHORT-TERM INVESTMENTS (Cost $9,228,973)		9,228,973

TOTAL INVESTMENTS - 100.0% (Cost $272,874,876)		284,425,885
Liabilities in Excess of Other Assets - (0.0)% (c)		(28,480)
TOTAL NET ASSETS - 100.0%		$284,397,405
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at December 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$275,196,912	$–	$–	$275,196,912
Money Market Funds	9,228,973	–	–	9,228,973
Total Investments	$284,425,885	$–	$–	$284,425,885

See Schedule of Investments for further disaggregation of investment categories. During the period ended December 31, 2024, the Fund did not recognize any transfers in to or from Level 3.